A New Breed of Battery Analyst Day October 13, 2021A New Breed of Battery Analyst Day October 13, 2021

Disclaimer Important Information for Investors and Stockholders This presentation (this “Presentation”) is being made in respect of the proposed transaction involving Decarbonization Plus Acquisition Corporation III (“DCRC”) and Solid Power, Inc. (“Solid Power”). A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-258681) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by DCRC. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the stockholder meeting of DCRC to vote on the business combination. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s website at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus, including all amendments and supplements thereto, and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to stockholders of DCRC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Decarbonization Plus Acquisition Corporation III, 2744 Sand Hill Road, Suite 100, Menlo Park, California 94025. The information contained on, or that may be accessed through, the websites referenced herein is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation DCRC and Solid Power and their respective directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, is set forth in the preliminary proxy statement/prospectus relating to the proposed business combination. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DCRC, Solid Power or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Forward –Looking Statements This presentation together with oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including DCRC’s or Solid Power’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. All statements, other than statements of present or historical fact included herein, regarding DCRC’s proposed acquisition of Solid Power, DCRC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and Solid Power disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. All forward-looking statements speak only as of the date of this Presentation. DCRC and Solid Power caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or Solid Power. In addition, DCRC cautions you that the forward-looking statements contained herein are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or Solid Power following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or Solid Power’s current plans and operations as a result of the announcement of the transactions; (v) Solid Power’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Solid Power to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Solid Power’s business plan and the timing of expected business milestones, (ix) the effects of competition on Solid Power’s business, (x) supply shortages in the materials necessary for the production of Solid Power’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Solid Power may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described herein, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s periodic filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the Registration Statement filed in connection with the business combination. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. 2Disclaimer Important Information for Investors and Stockholders This presentation (this “Presentation”) is being made in respect of the proposed transaction involving Decarbonization Plus Acquisition Corporation III (“DCRC”) and Solid Power, Inc. (“Solid Power”). A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-258681) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by DCRC. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the stockholder meeting of DCRC to vote on the business combination. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s website at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus, including all amendments and supplements thereto, and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to stockholders of DCRC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Decarbonization Plus Acquisition Corporation III, 2744 Sand Hill Road, Suite 100, Menlo Park, California 94025. The information contained on, or that may be accessed through, the websites referenced herein is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation DCRC and Solid Power and their respective directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, is set forth in the preliminary proxy statement/prospectus relating to the proposed business combination. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DCRC, Solid Power or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Forward –Looking Statements This presentation together with oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including DCRC’s or Solid Power’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. All statements, other than statements of present or historical fact included herein, regarding DCRC’s proposed acquisition of Solid Power, DCRC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and Solid Power disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. All forward-looking statements speak only as of the date of this Presentation. DCRC and Solid Power caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or Solid Power. In addition, DCRC cautions you that the forward-looking statements contained herein are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or Solid Power following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or Solid Power’s current plans and operations as a result of the announcement of the transactions; (v) Solid Power’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Solid Power to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Solid Power’s business plan and the timing of expected business milestones, (ix) the effects of competition on Solid Power’s business, (x) supply shortages in the materials necessary for the production of Solid Power’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Solid Power may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described herein, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s periodic filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the Registration Statement filed in connection with the business combination. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. 2

Disclaimer (cont’d) Use of Projections This Presentation contains projected financial information with respect to Solid Power. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” section above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRC’s nor Solid Power’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement or the corresponding proxy statement/prospectus. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Due to the forward-looking nature of these projections, specific quantifications of the amounts that would be required to reconcile such projections to GAAP measures are not available, and Solid Power’s management believes that it is not feasible to provide accurate forecasted non-GAAP reconciliations. DCRC and Solid Power believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Solid Power’s financial condition and results of operations. DCRC and Solid Power believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Solid Power’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Solid Power’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Trademarks and Trade Names Solid Power and DCRC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Solid Power or DCRC, or an endorsement or sponsorship by or of Solid Power or DCRC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Solid Power or DCRC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Industry and Market Data Although all information and opinions and or other information expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power and DCRC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power and DCRC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Solid Power and DCRC. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. 3

Table of Contents Robert Tichio Chairman of Decarbonization Plus Leadership in All-Solid-State Batteries Acquisition Corporation III The All-Solid-State Platform Doug Campbell Value Proposition CEO of Solid Power Josh Buettner-Garrett Technology CTO of Solid Power Derek Johnson Path to Market COO of Solid Power Doug Campbell Financials and Robert Tichio 4Table of Contents Robert Tichio Chairman of Decarbonization Plus Leadership in All-Solid-State Batteries Acquisition Corporation III The All-Solid-State Platform Doug Campbell Value Proposition CEO of Solid Power Josh Buettner-Garrett Technology CTO of Solid Power Derek Johnson Path to Market COO of Solid Power Doug Campbell Financials and Robert Tichio 4

Solid Power Leadership in All-Solid-State Batteries Robert Tichio, Chairman of Decarbonization Plus Acquisition Corporation III 5Solid Power Leadership in All-Solid-State Batteries Robert Tichio, Chairman of Decarbonization Plus Acquisition Corporation III 5

Solid Power is the Leader in All-Solid-State Batteries Developing and producing OEM-validated batteries and materials on industry standard equipment Company Highlights Key Business Highlights 1 Disruptive, Scalable Business Model Addressing ~$590bn+ Market 10 Years of R&D Founded in 2011 Proven Low-Cost Manufacturing Process at Pilot Scale 3 Years of Manufacturing Development Joint Development Agreements with Two Leading Auto OEMs Pilot Production Facility Operational Since 2019 Capital-Light Business Model 90 Employees as of September 30, 2021 World Class Team Extensive IP Portfolio and Trade Secrets $135mm Capital Infusion in May 2021 Experienced and Deep Management Team Led By BMW, Ford and Volta Leading Investors Production Line Cells Validated by Multiple OEMs and Top Tier Battery Producers Industry leader in All-Solid-State battery technology Source: Bloomberg NEF. 1. Based upon BNEF’s estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh. 6 6

Solid Power's All-Solid-State Platform is a Revolutionary Advancement

A liquid and gel-free battery cell provides unique advantages over lithium-ion and other next-gen solutions

Range	Battery Life	Safety	Next Gen	Cost
482 vs 266 miles[1]	**Solid electrolyte enables high temperature stability**	**Non-volatile, 100% solid-state**	**Enables next gen cathodes**	**Lower material and pack system costs**
High-energy electrode materials deliver range comparable to ICE vehicles	Could allow for the removal of expensive and extensively engineered battery pack cooling	Removal of flammable liquids and gels greatly reduces risk of battery fires	Potential to remove expensive nickel and cobalt	Result of energy density, safety improvements, pack improvements and ability to utilize Lithium-ion equipment

Note: Solid Power cell performance metrics are initial commercialization design targets for Lithium Metal EV Cell.

1. Comparison based on a 77 kWh lithium-ion pack with cylindrical cells (i.e. Tesla Model 3 Pack) with a system volume of 329 L. Solid Power mileage assumes a constant 329 L system volume delivering 138 kWh with a pack mass of 481 kg utilizing Lithium Metal EV Cell design.

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Real Results on the Path to Commercialization Rapid performance and manufacturing achievements 2 100 Ah 2022 20 Ah 2 Ah 2020 0.2 Ah 2020 2019 EV Cell Line Under Construction 1-Layer, 5 x 10 cm Cell 10-Layer, 5 x 10 cm Cell 22-Layer, 9 x 20 cm Cell Cell Production Expected in 2022 1 Independently tested by Auto OEMs, top tier battery manufacturers and material suppliers Note: Lithium Metal EV Cell pouches shown. Each cell layer refers to the number of double-sided cathodes. 1. Independent testing completed for 0.2 Ah and 2 Ah cells to date with 20 Ah independent testing pending. 2. Cell rendering shown for 100Ah cell. 8Real Results on the Path to Commercialization Rapid performance and manufacturing achievements 2 100 Ah 2022 20 Ah 2 Ah 2020 0.2 Ah 2020 2019 EV Cell Line Under Construction 1-Layer, 5 x 10 cm Cell 10-Layer, 5 x 10 cm Cell 22-Layer, 9 x 20 cm Cell Cell Production Expected in 2022 1 Independently tested by Auto OEMs, top tier battery manufacturers and material suppliers Note: Lithium Metal EV Cell pouches shown. Each cell layer refers to the number of double-sided cathodes. 1. Independent testing completed for 0.2 Ah and 2 Ah cells to date with 20 Ah independent testing pending. 2. Cell rendering shown for 100Ah cell. 8

Global EV Penetration as % of Sales The Electric Vehicle Transition is Underway When produced at scale, All-Solid-State batteries are expected to rapidly capture significant market share 1 Annual Global Passenger EV Sales EV Battery Total Addressable Market (Millions of Vehicles Sold) ($ in Billions) 50 60% 45 100% EV adoption 50% 40 $590bn TAM 35 40% 30 25 30% 2035 20 $305bn TAM 20% 15 10 10% 5 0 0% 2020 2025 2030 2035 Source: Bloomberg NEF. 1. Based upon BNEF’s estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh. 9 9Global EV Penetration as % of Sales The Electric Vehicle Transition is Underway When produced at scale, All-Solid-State batteries are expected to rapidly capture significant market share 1 Annual Global Passenger EV Sales EV Battery Total Addressable Market (Millions of Vehicles Sold) ($ in Billions) 50 60% 45 100% EV adoption 50% 40 $590bn TAM 35 40% 30 25 30% 2035 20 $305bn TAM 20% 15 10 10% 5 0 0% 2020 2025 2030 2035 Source: Bloomberg NEF. 1. Based upon BNEF’s estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh. 9 9

Automotive Partners are Committed to Electric Vehicles Will invest at least $30bn by 2025 into electrification Expanded JDAs announced in May 2021 Developing 100Ah automotive cells for qualification testing and vehicle integration via BMW and Ford 25 electrified BEV, PHEV models by 2023 … and have selected Solid Power as their platform of choice Source: Company press releases (BMW) (Ford). 10Automotive Partners are Committed to Electric Vehicles Will invest at least $30bn by 2025 into electrification Expanded JDAs announced in May 2021 Developing 100Ah automotive cells for qualification testing and vehicle integration via BMW and Ford 25 electrified BEV, PHEV models by 2023 … and have selected Solid Power as their platform of choice Source: Company press releases (BMW) (Ford). 10

Experienced Management Team

Extensive history in battery science, materials and manufacturing



Doug Campbell
Co-Founder / CEO, Chairman

- Startup veteran with extensive experience in defense, space and energy storage
- Previous Founder, CEO and Chairman of Roccor and Co-Founder of i2C Solutions
- MS (Civil Engineering), University of New Mexico



Josh Buettner-Garrett
Chief Technology Officer

- Previously the Energy Storage Program Manager at ADA Technologies
- MS (Mechanical Engineering), Colorado State University



Derek Johnson
Chief Operations Officer

- Previously served as Vice President of Global Research and Development at A123 Systems
- Ph.D. (Chemical and Biological Engineering), Colorado State University



Dave Jansen
President

- Former President and CEO, Advanced Distributed Sensor Systems, Inc. Seasoned management experience in growth companies
- BS (Electrical Engineering), University of Arizona



Steve Fuhrman
Chief Financial Officer

- Previously served as CFO or Finance VP for Digi-Data, Picosecond Pulse Labs, Rapt Media and The Synergy Company
- BS (Accounting), University of Denver



Brandon Kelly
VP, Engineering

- Former Senior Mechanical Engineer at MKS Instruments
- Ph.D. (Mechanical Engineering / Material Science), Colorado State University



Pu Zhang
VP, R&D

- Former Director of Research at Navitas Systems
- Former Principal Research Scientist at A123 Systems
- Ph.D. (Chemistry), Brown University



Alexandra Gold
VP, Operations

- Former Project Manager at Agilent Technologies
- Former Production Supervisor at Dawn Food Products
- MBA, Duke University
- BS (Chemical Engineering), University of Colorado Boulder



Taehee Han
Head of Strategic Partners

- Former R&D Manager at Nissan
- Ph.D. (Energy Engineering), University of North Dakota



Uday Kasavajjula
Director of Product Development

- Former Lithium-Ion Cell Team Lead at Enevate and Principal Engineer at Johnson Controls
- Ph.D. (Chemical Engineering), Tennessee Technological University
- MS (Chemical Engineering), Tennessee Technological University



Luke Anderson
Director of Automation

- Former Controls Lead and Automation Engineer at NFT (Nuclear Filter Technology)
- BE (Mechanical Engineering), Colorado School of Mines



Sikandar Iqbal
Sr. Engineer II

- Former Manufacturing Engineer at Saft America
- Former Senior Consultant at ECO Energy Conversion
- MS (Chemical Engineering), Lehigh University

Today's speakers

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Highly Experienced Post-Close Board

SLDP Class 1



Doug Campbell
Executive Chairman, Co-Founder / CEO

- Startup veteran with extensive experience in defense, space and energy storage
- Previous Founder, CEO and Chairman of Roccor and Co-Founder of i2C Solutions
- MS (Civil Engineering), University of New Mexico



Robert Tichio
Chairman of Decarbonization Plus Acquisition Corp III

- Partner, Riverstone Holdings LLC
- Goldman Sachs Principal Investments Area
- J.P. Morgan M&A Group
- MBA, Harvard Business School
- BA, Dartmouth College



Erik Anderson
CEO, Decarbonization Plus Acquisition Corp III

- CEO and Founder of WestRiver Group
- Proven investment history in growing, scalable businesses disrupting established industries
- MS (Industrial Engineering), Stanford University
- BS (Industrial Engineering), Stanford University

SLDP Class 2



Steve Goldberg
President, Air Access

- Former Operating Partner, Venrock, first-tier venture firm
- Multiple CEO / Board Director roles
- Co-Founder, DataRunway, Inc.
- Vice President at Nokia, Vice President / GM at Cylink
- Ph.D., Electrical Engineering, UC Santa Barbara
- MS, BS (Electrical Engineering), Washington University, St. Louis

Board Seat Open
Actively searching for new addition

Board Seat Open
Actively searching for new addition

SLDP Class 3



Dave Jansen
President

- Experienced hardware executive with experience in Venture Capital and Angel Investing
- Former President and CEO, Advanced Distributed Sensor Systems, Inc.
- BS (Electrical Engineering), University of Arizona



Rainer Feurer
Member of the Board of Directors, BMW

- 23 year career at BMW group including various roles in Sales, Strategy, M&A and his current position as SVP of Corporate Investments
- In addition to BMW, Rainer serves on the board of BMW Brilliance Automotive, Spotlight, HERE Technologies, FREE NOW, PARK NOW, CHARGE NOW
- Ph.D. (Strategic Management), Cranfield University, MBA, BS



John Stephens
Chief Financial Officer, Retired, AT&T

- 35 years experience in accounting and finance
- Extensive public company experience
- BSBA in Accounting, Rockhurst University
- J.D, St. Louis University of Law

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The Solid Power All-Solid-State Platform Value Proposition Doug Campbell, CEO of Solid Power 13The Solid Power All-Solid-State Platform Value Proposition Doug Campbell, CEO of Solid Power 13

Key Challenges of Current Lithium-Ion Technology

1

Limited Drive Range



Lithium-ion battery technology does not provide enough energy density to support extended drives before requiring recharging

2

Cells Must Be Kept Cool



On average, current EV batteries are estimated to last 8 years, almost 4 years shorter than the car lifespan[1]

3

Elevated Safety Risk[2]



Liquid electrolyte used in traditional lithium-ion battery cells is the enabler of thermal runaway and fire risk

4

Expensive Pack Systems



Complex battery packs represent the single most expensive part of an electric vehicle[3]

1. Company estimate. 2. Image source: Cherokee County Fire Department. 3. Bloomberg. "The battery pack is the single most expensive part of an electric vehicle, accounting for about 30 percent of the total cost to consumers."

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The All-Solid-State Value Proposition

Step function improvements over lithium-ion projected in essential areas

Significant Improvements From All-Solid-State Chemistry

Key improvements over lithium-ion

Vehicle Range[1]
482 miles (↑ 80%)

Calendar Life[2]
>2x (Li-ion: 8 years)

Safety
Not-volatile due to removal of all liquid and gels

Cost
Simplified and lower cost packs

Cycle Life
1,000+ cycles (369,000 miles)

Charge Rate
<20 minutes (10 → 90% charge)

Solid Power Expects to Deliver Significant Savings

Traditional Li-Ion Pack → 15-35% Cost Advantage[2] → Solid Power Pack

1. Simplified manufacturing process
2. Expected elimination of pack cooling due to improved calendar life
3. Reduction in pack protection and mass
4. Reduced vehicle warranty costs
5. Increased vehicle design flexibility

Initial demand driven by premium vehicles | **Rapid mass market adoption expected as cost parity achieved**

Source: Solid Power cell performance metrics are initial commercialization design targets for Lithium Metal EV Cell. 1. Comparison based on a 77 kWh lithium-ion pack with cylindrical cells (*i.e.*, Tesla Model 3 Pack) with a system volume of 329 L. Solid Power mileage assumes a constant 329 L system volume delivering 138 kWh with a pack mass of 481 kg, utilizing Lithium Metal EV Cell design. 2. Solid Power estimates.

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All-Solid-State vs. Lithium-Ion vs. Hybrid Solutions

All-Solid-State expected to deliver significant benefits over current and other emerging solutions

	Traditional Lithium-Ion[1]	Hybrid (Liquid + Solid)[2]	Solid Power All-Solid-State
High Energy	X	✓	✓
Superior Safety	X	X	✓
Long Calendar Life	X	?	✓
Low Cost	?	?	✓

All-Solid-State also enables future low-cost, high-energy cathodes not suitable in liquid or liquid/gel systems

1. Company estimates based on today's commercially available cells. 2. Company estimates based on hybrid cell developments.

Solid Power 16

This is Solid Power The Solid Power Value Proposition Click Anywhere to Play 17This is Solid Power The Solid Power Value Proposition Click Anywhere to Play 17

Solid Power Cells Can Provide More Energy Solid Power Solid Power Silicon 1200 Lithium Metal EV Cell EV Cell Performance Improvement 1000 800 600 Solid Power Conversion NCA90 Reaction EV Cell NMC (811) NMC (811) Ultra-Low Cost 400 Li-Ion 200 0 0 100 200 300 400 500 600 WH / Kg Lighter Weight Source: Bloomberg NEF and Solid Power. Note: The NMC (811) references in the graphic are for two different cell formats. The slightly lower volumetric energy density is for a pouch format and the slightly higher for a prismatic format (presumably stacked). NCA90 is in a cylindrical cell. All are based on real world energy densities. Solid Power cell performance metrics are initial commercialization design targets. 18 Smaller Size WH / LSolid Power Cells Can Provide More Energy Solid Power Solid Power Silicon 1200 Lithium Metal EV Cell EV Cell Performance Improvement 1000 800 600 Solid Power Conversion NCA90 Reaction EV Cell NMC (811) NMC (811) Ultra-Low Cost 400 Li-Ion 200 0 0 100 200 300 400 500 600 WH / Kg Lighter Weight Source: Bloomberg NEF and Solid Power. Note: The NMC (811) references in the graphic are for two different cell formats. The slightly lower volumetric energy density is for a pouch format and the slightly higher for a prismatic format (presumably stacked). NCA90 is in a cylindrical cell. All are based on real world energy densities. Solid Power cell performance metrics are initial commercialization design targets. 18 Smaller Size WH / L

Solid Power Cells Have Shown Superior Safety

Commercial 18650 NMC cell[1]





Nail Penetration – Failed[2]

Test	Description	Result
Nail Penetration	• Failed due to fire and flame	Failed

- Failed Nail Penetration test due to fire or flame, defined as ignition and sustained combustion of flammable gas or liquid

Solid Power 2Ah High-Content Silicon



CLICK HERE TO VIEW VIDEO

Test	Description	Result
Nail Penetration	• Cells at 100% state-of-charge (SOC)	Passed
External Short Circuit	• Cells at 100% SOC	Passed
Overcharge	• Cells at 100% SOC • Charged to 200% SOC at 1C charge rate	Passed

- No hazard. No venting or loss of material
- Tests completed by independent third party

Solid Power passed OEM partner-specified tests

1. Source: TIAX DOE SBIR Phase II Project. 2. Post-test images show cells at 80%, 90% and 100% SOC.

Solid Power 19

All-Solid-State Enables Further Cost Savings at the Pack-Level

Virtual Teardown of a Notional EV Battery Pack



Battery Junction Box
Housing Cover (aluminum sheet)
Aluminum Crash Structure
Housing Tray
Battery Frame
Thermal Management System
No cooling required, likely just heating
Lower Protection Cover
Less pack protection required
Cell Module
Battery Management Controller

EV Battery Pack Cost Proportions[1]



17%
6%
3%
5%
9%
60%
Cells
Thermal Management System (TMS)
Battery Management System (BMS)
Cabling and Wiring
Other Components
Assembly

Safer and higher density All-Solid-State is expected to yield significant benefits at the pack-level

1. Cairn ERA.

Solid Power
20

Solid Power All-Solid-State Battery Technology is Scalable Proven manufacturing process Use of standard lithium-ion equipment de-risks and allows for smooth tech transfer 21Solid Power All-Solid-State Battery Technology is Scalable Proven manufacturing process Use of standard lithium-ion equipment de-risks and allows for smooth tech transfer 21

Path to Leadership in Electrolyte Supply and All-Solid-Sate Cell Design

Unique model creates dual path to initial commercialization





Today	▪ Electrolyte produced to feed pilot cell line	▪ Internal production of prototype cells
2022	▪ Electrolyte production scaled to feed 100 Ah cell line	▪ Internal production of 100 Ah Silicon EV Cells
2024	▪ Electrolyte production scaled to feed internal and commercial partner 100 Ah cell production	▪ External production of 100 Ah Silicon EV Cells ▪ Internal production of 100 Ah Lithium Metal EV Cells
2026+	▪ Endeavor to be world leader in sulfide electrolytes supplying all sulfide-based solid-state battery platforms	▪ External production of all EV Cells ▪ Continued internal R&D and prototype production

Solid Power

22

Electrolyte Production is Capital-Light Transferring cell production to commercial partners allows Solid Power to focus on core strengths and lower capex needs 4 Capex per GWh of Production Capacity Cell Production Capacity By Manufacturer Fully Commissioned Under Construction Announced 800 2 $88.4 million Global Capacity (GWh) 660 700 ~19x more capital Fully Commissioned 676 1 intensive Under Construction 962 600 Announced 1,948 Total 3,586 500 400 257 300 226 165 168 200 61 100 1 $4.6 million 0 Electrolyte Materials Cell Manufacturing Well capitalized players have developed 3 Manufacturing cells in-house would require ~$6.5bn of additional significant scale and expertise capital to deliver on Solid Power’s 2028 production forecast Competition is expected to be fierce th 1. Assumes 80 GWh of production equivalent powder. 2. Ford and SK Innovation’s September 27 announcement of $11.4bn investment for 129 GWh production capacity. 3. Assumes $88.4 million x 80 GWh less $593 million of pro forma net cash assuming no redemptions. 4. Source: Bloomberg NEF. 23 GWh

The Industry Leaders are Pursuing a Sulfide-Based Solution



Polymer
Oxide
Sulfide

	Commentary: Polymer	Commentary: Oxide	Commentary: Sulfide
Conductivity	▪ Small temperature performance range requiring additional heating	▪ Conductivity an order of magnitude lower than sulfide	▪ Highest ionic conductivity; comparable to liquid electrolytes
Manufacturability	▪ Flexible and elastic ▪ Easy to process	▪ Rigid and brittle ▪ Ceramics require complex and hard to scale sintering ▪ Not practical for catholyte	▪ Compressible at room temperature ▪ Easy to process
Thermal Stability	▪ Stable up to 120 °C ▪ May require pack-level cooling	▪ Stable up to 500+ °C	▪ Stable up to 450 °C
Li Metal Compatibility	▪ Does not only conduct Li ions which complicates Li plating	▪ Chemically stable but dendrite prevention is a challenge	▪ Composition must be designed to create stable passivating interface with Li metal
Moisture Stability	▪ Use water-reactive salts	▪ Requires surface coatings and / or moisture free processing ▪ Degradation hurts performance, but no safety hazards	▪ Moisture exposure forms H_2S ▪ Bare-powder concern; easily-controlled in manufacturing ▪ Limited reactivity in cells
Representative Companies	BOLLORÉ, ionic MATERIALS, Hydro Québec	QuantumScape, AGC, ion Storage Systems, ProLogium, NGK	Solid Power, TOYOTA, HYUNDAI, SAMSUNG, idemitsu, LG, Panasonic

Sulfides offer the best balance of performance and mass production

Source: Solid Power estimates.

Solid Power 24

H S Testing Demonstration 2 Click Anywhere to Play 25H S Testing Demonstration 2 Click Anywhere to Play 25

Validation from Automotive OEM Partners

Automotive OEMs recognize the importance of All-Solid-State to the future of EVs and Solid Power's leadership

Partnership History (BMW)

- Relationship dating back to 2016 conducting all-solid-state battery research and development
- Announced partnership with Solid Power to jointly develop all-solid-state battery technology in 2017
- **Expanded partnership with Solid Power in 2021 with Series B investment and joint development agreement for full-scale 100 Ah cells for testing and vehicle integration**

Partnership History (Ford)

- Ford participated in Solid Power's Series A funding in 2018, providing plan validation and capital
- Announced investment and partnership in 2019 to jointly develop all-solid-state batteries via Solid Power's roll-to-roll production line
- **Expanded partnership with Solid Power in 2021 with Series B investment and joint development agreement for full-scale 100 Ah cells for testing and vehicle integration**

Recent JDAs represent shift from collaborative R&D to vehicle integration programs

Solid Power
26

Meet Hau Thai-Tang from Ford Motor Company Chief Product Platform and Operations Officer Click Anywhere to Play 27Meet Hau Thai-Tang from Ford Motor Company Chief Product Platform and Operations Officer Click Anywhere to Play 27

Meet Frank Weber from the BMW Group Member of the Board of Management of BMW AG Click Anywhere to Play 28Meet Frank Weber from the BMW Group Member of the Board of Management of BMW AG Click Anywhere to Play 28

? … Q&A | 29? … Q&A | 29

Products and Technology Josh Buettner-Garrett, CTO of Solid Power 30Products and Technology Josh Buettner-Garrett, CTO of Solid Power 30

Two Product Groups Sulfide Solid Electrolytes Energy Dense Pouch Cells § Proprietary sulfide-based solid § Proprietary design and production electrolytes tuned for high of industry leading all-solid-state cells conductivity and lithium metal stability § Intend to utilize top tier cell § Best all-around performing solid manufacturers as licensed electrolyte materials commercialization partners § Low-cost and scalable§ Low-cost and scalable + § Capital light with attractive margins§ Third-party produced cells expected to be sold to Ford and BMW § Can be sold to entire universe and compete for other Auto OEMs of companies pursuing their own sulfide-based all-solid-state batteries Potential Customers Potential Customers Other OEMs Long-term strategy: R&D and manufacturing Long-term strategy: R&D and licensing 31

The Most Advanced Known Solid Electrolytes

Only Solid Power develops and produces at pilot scale and tests in large format cells on a scalable production line


Conductivity
Li Metal Stability
Dendrite Resistance
Ni-Rich Cathode Compatibility
Low Density
Solid Power
Current
R&D Material
LiSiPSCl
LLZO

- Compatible with lithium-ion roll-to-roll manufacturing allowing for separator layers to be produced in the same manner as any cathode or anode layer
- Sulfide solid electrolytes have the highest conductivity of any solid electrolyte material
- Developed for stability and conductivity within each layer of the cell, while optimizing for cost and material density
- Today, Solid Power produces electrolyte materials up to 100 kg/month
- All precursors are common, commercial-grade materials produced in very large quantities, except Li_2S
- Li_2S production capabilities are being developed in-house and via partners and expected to scale along with commercialization

Solid Power's current electrolyte and future R&D chemistry poised to outperform competing sulfides

Solid Power 32

One Flexible All-Solid-State Platform

Solid Power's solid electrolyte can accommodate existing and prospective cathode and anode materials

Core Technology: Solid Electrolyte

Unique variants tuned as electrolyte, catholyte and anolyte products


Solid
Power


Anode
Cathode
High-Content Silicon
Solid Electrolyte
NMC 811
Solid Anolyte
Solid Electrolyte
Solid Catholyte
Ultra-Thin Lithium Metal
Solid Electrolyte
NMC 811

Flexible platform allows use of alternative anode + cathode materials to suit specific performance requirements

Silicon Based Anodes

- High charge rates and lower temperature capability



Lithium Metal Anodes

- High energy



Intercalation-Type Cathodes

- Industry-standard and commercially mature



Conversion-Type Cathodes

- Low cost and high specific energy



Electrolyte advancements through R&D are expected to benefit all anode and cathode chemistries

Solid Power
33

Solid Power Product Roadmap

Sustaining a product roadmap with continuous performance improvements across three unique chemistries



390 Wh / kg, 930 Wh / L
1,000+ cycle life[1]
<15 min charge[1] (10 ⟶ 90%)
Silicon EV Cell
Anode Current Collector
Anode
Separator
Cathode
Cathode Current Collector
High-Content Silicon
Solid Anolyte
Solid Electrolyte
NMC 811
Solid Catholyte
440 Wh / kg, 930 Wh / L
1,000+ cycle life[1]
<20 min charge[1] (10 ⟶ 90%)
Lithium Metal EV Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
NMC 811
Solid Catholyte
560 Wh / kg, 785 Wh / L
1,000+ cycle life[1]
<30 min charge[1] (10 ⟶ 90%)
Conversion Reaction Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
Next Gen.
Solid Catholyte

Multi-product roadmap specifically geared to satisfy Auto OEM objectives of early and sustained success

Note: Lithium metal anode portrayed in the fully-charged state. Solid Power cell performance metrics are initial commercialization design targets.1. Solid Power estimates.

Solid Power
34

High-Content Silicon EV Cell Data Key Highlights 1,000 cycles at 45°C Cells can surpass Cell Coin pouch commercial cycle life 120 Separator Thickness 25 micron targets Anode 50% silicon • 82% capacity retention Cathode NMC through 1,000+ cycles at Charge/ 110 C/5 (Four initial C/20 capacity check cycles) C/5 rate Discharge Rate Temperature 45°C 2 Thin, EV-relevant Areal Loading 3.15 mAh/cm separator reduces battery Voltage Range 2.5-4.1V 100 mass and cost and Liquids/Gels None increases performance • 25 micron 90 High active material concentration increases performance 2 • 3.15 mAh/cm 80 No liquids or gels increases safety • Truly all-solid chemistry 70 60 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Cycles Source: Company data. 35 Capacity retention (%)High-Content Silicon EV Cell Data Key Highlights 1,000 cycles at 45°C Cells can surpass Cell Coin pouch commercial cycle life 120 Separator Thickness 25 micron targets Anode 50% silicon • 82% capacity retention Cathode NMC through 1,000+ cycles at Charge/ 110 C/5 (Four initial C/20 capacity check cycles) C/5 rate Discharge Rate Temperature 45°C 2 Thin, EV-relevant Areal Loading 3.15 mAh/cm separator reduces battery Voltage Range 2.5-4.1V 100 mass and cost and Liquids/Gels None increases performance • 25 micron 90 High active material concentration increases performance 2 • 3.15 mAh/cm 80 No liquids or gels increases safety • Truly all-solid chemistry 70 60 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Cycles Source: Company data. 35 Capacity retention (%)

High-Content Silicon EV Cell Data (cont’d) Key Highlights High Specific Energy with 750 cycles Cells can pack more Cell Coin pouch energy than commercial 120 Separator Thickness 25 micron lithium-ion Anode 50% silicon • ~350 Wh/kg stack Cathode NMC 1 level specific energy Charge/ 110 C/5 (Three initial C/20 capacity check cycles) Discharge Rate High-energy cell designs Temperature 45°C 2 nearing commercial cycle Areal Loading 3.85 mAh/cm life targets Voltage Range 2.5-4.2V 100 • 80% capacity retention at Liquids/Gels None 750 cycles at C/5 rate Thin, EV-relevant 90 separator reduces battery mass and cost and increases performance • 25 micron 80 Increasing active material concentration further increases performance 70 2 • 3.85 mAh/cm No liquids or gels increases safety 60 • Truly all-solid chemistry 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Cycles Source: Company data. 1. Does not include pouch / tabs. 36 Capacity retention (%)High-Content Silicon EV Cell Data (cont’d) Key Highlights High Specific Energy with 750 cycles Cells can pack more Cell Coin pouch energy than commercial 120 Separator Thickness 25 micron lithium-ion Anode 50% silicon • ~350 Wh/kg stack Cathode NMC 1 level specific energy Charge/ 110 C/5 (Three initial C/20 capacity check cycles) Discharge Rate High-energy cell designs Temperature 45°C 2 nearing commercial cycle Areal Loading 3.85 mAh/cm life targets Voltage Range 2.5-4.2V 100 • 80% capacity retention at Liquids/Gels None 750 cycles at C/5 rate Thin, EV-relevant 90 separator reduces battery mass and cost and increases performance • 25 micron 80 Increasing active material concentration further increases performance 70 2 • 3.85 mAh/cm No liquids or gels increases safety 60 • Truly all-solid chemistry 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Cycles Source: Company data. 1. Does not include pouch / tabs. 36 Capacity retention (%)

High-Content Silicon EV Cell Data (cont’d) Key Highlights 1,000 cycles at Room temperature Cells can surpass Cell Coin pouch commercial cycle life 120 Separator Thickness 30 micron targets at room Anode 50% silicon temperature Cathode NMC • 82% capacity retention Charge/ 110 C/5 (3 initial C/20 capacity check cycles) through 1,000+ cycles at Discharge Rate C/5 rate Temperature Room temperature 2 • Capacity fluctuations are Areal Loading 3.10 mAh/cm temperature-driven Voltage Range 2.5-4.2V 100 Liquids/Gels None Thin, EV-relevant separator reduces battery mass and cost and 90 increases performance • 30 micron High active material 80 Still testing concentration increases performance 2 • 3.10 mAh/cm 70 No liquids or gels increases safety • Truly all-solid chemistry 60 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Cycles Source: Company data. Source: Company data. 37 Capacity retention (%)

High-Content Silicon EV Cell Data (cont’d) Key Highlights Cycle life performance improvement at 29°C New anode composition Cell Coin pouch shows improved cycle life 120 Separator Thickness 25 micron at near room temperature Anode 50% silicon • 95% capacity retention Cathode NMC through 450 cycles at C/5 Charge/ 110 C/5 (Four initial C/20 capacity check cycles) rate Discharge Rate Temperature 29°C 2 Thin, EV-relevant Areal Loading 3.20 mAh/cm separator reduces battery Voltage Range 2.5-4.2V 100 mass and cost and Liquids/Gels None increases performance • 25 micron Still testing 90 High active material concentration increases performance 2 • 3.20 mAh/cm 80 No liquids or gels increases safety • Truly all-solid chemistry 70 60 100 200 300 400 500 600 Cycles Source: Company data. 38 Capacity retention (%)High-Content Silicon EV Cell Data (cont’d) Key Highlights Cycle life performance improvement at 29°C New anode composition Cell Coin pouch shows improved cycle life 120 Separator Thickness 25 micron at near room temperature Anode 50% silicon • 95% capacity retention Cathode NMC through 450 cycles at C/5 Charge/ 110 C/5 (Four initial C/20 capacity check cycles) rate Discharge Rate Temperature 29°C 2 Thin, EV-relevant Areal Loading 3.20 mAh/cm separator reduces battery Voltage Range 2.5-4.2V 100 mass and cost and Liquids/Gels None increases performance • 25 micron Still testing 90 High active material concentration increases performance 2 • 3.20 mAh/cm 80 No liquids or gels increases safety • Truly all-solid chemistry 70 60 100 200 300 400 500 600 Cycles Source: Company data. 38 Capacity retention (%)

High-Content Silicon EV Cell Data (cont’d) Key Highlights 29°C fast charge High-content silicon EV Cell Coin pouch cells charge quickly 150 Separator Thickness 30 micron • 2C charge every 5th cycle Anode 50% silicon 140 Cathode NMC Cells in fast charge Charge/ Two cycles at C/20, 0%-100% SOC. C/5 rate, conditions nearing th Discharge Rate 15%-95% SOC. 2C rate charge every 5 cycle. commercial cycle life Temperature 29°C 130 2 targets Areal Loading 2.60 mAh/cm • 81% capacity retention at Voltage Range 2.5-4.2V (0%-100% SOC) 120 650 cycles at C/5 rate Liquids/Gels None Thin, EV-relevant 110 separator reduces battery mass and cost and increases performance 100 • 30 micron 90 No liquids or gels increases safety • Truly all-solid chemistry 80 70 60 100 200 300 400 500 600 700 800 Cycles Source: Company data. 39 Capacity retention (%)High-Content Silicon EV Cell Data (cont’d) Key Highlights 29°C fast charge High-content silicon EV Cell Coin pouch cells charge quickly 150 Separator Thickness 30 micron • 2C charge every 5th cycle Anode 50% silicon 140 Cathode NMC Cells in fast charge Charge/ Two cycles at C/20, 0%-100% SOC. C/5 rate, conditions nearing th Discharge Rate 15%-95% SOC. 2C rate charge every 5 cycle. commercial cycle life Temperature 29°C 130 2 targets Areal Loading 2.60 mAh/cm • 81% capacity retention at Voltage Range 2.5-4.2V (0%-100% SOC) 120 650 cycles at C/5 rate Liquids/Gels None Thin, EV-relevant 110 separator reduces battery mass and cost and increases performance 100 • 30 micron 90 No liquids or gels increases safety • Truly all-solid chemistry 80 70 60 100 200 300 400 500 600 700 800 Cycles Source: Company data. 39 Capacity retention (%)

High-Content Silicon EV Cell Data (cont’d) Key Highlights Low Temperature Operations of Silicon Anode Cells Cells can perform in broad temperature range, o 30 C 30 25 20 15 10 5 0 (5) (10) including below freezing • Stable charge and discharge demonstrated Cell Coin pouch o down to -10 C o Separator • 70% of 30 C capacity 30 micron Thickness 4.0 retained with charge and o discharge at 0 C Anode 50% silicon Cathode NMC Thin, EV-relevant separator reduces battery Charge/ mass and cost and C/10, 100% depth 3.5 Discharge of discharge C/10 rate increases performance Rate • 30 micron Temperature As marked No liquids or gels increases safety 2 3.0 2.55 mAh/cm • Truly all-solid chemistry Areal Loading (30°C) Voltage 2.5-4.2V Range 2.5 None Liquids/Gels 0 50 100 150 Capacity (mAh/g ) NMC Source: Company data. 40 Cell Voltage (V)High-Content Silicon EV Cell Data (cont’d) Key Highlights Low Temperature Operations of Silicon Anode Cells Cells can perform in broad temperature range, o 30 C 30 25 20 15 10 5 0 (5) (10) including below freezing • Stable charge and discharge demonstrated Cell Coin pouch o down to -10 C o Separator • 70% of 30 C capacity 30 micron Thickness 4.0 retained with charge and o discharge at 0 C Anode 50% silicon Cathode NMC Thin, EV-relevant separator reduces battery Charge/ mass and cost and C/10, 100% depth 3.5 Discharge of discharge C/10 rate increases performance Rate • 30 micron Temperature As marked No liquids or gels increases safety 2 3.0 2.55 mAh/cm • Truly all-solid chemistry Areal Loading (30°C) Voltage 2.5-4.2V Range 2.5 None Liquids/Gels 0 50 100 150 Capacity (mAh/g ) NMC Source: Company data. 40 Cell Voltage (V)

0.2+ Ah Pouch cell data Key Highlights Production line built cells – Process iteration 1 Cells produced entirely on Process Iteration 1 Solid Power's roll-to-roll 120 Cell 270 mAh Pouch cell pilot production line show Separator Thickness 30 micron promising early Anode 50% silicon performance NMC Cathode 110 • Pouch cells (5 Charge/ repetitions) with two C/5 (Four initial C/20 capacity check cycles) Discharge Rate anodes and one double- Temperature 45°C sided cathode 2 Areal Loading 2.95 mAh/cm 100 • ~85% capacity retention Voltage Range 2.5 - 4.1V through first 400 cycles Liquids/Gels None at C/5 rate 90 80 Still testing 70 60 100 200 300 400 500 600 Cycles Source: Company data. 41 Capacity retention (%)0.2+ Ah Pouch cell data Key Highlights Production line built cells – Process iteration 1 Cells produced entirely on Process Iteration 1 Solid Power's roll-to-roll 120 Cell 270 mAh Pouch cell pilot production line show Separator Thickness 30 micron promising early Anode 50% silicon performance NMC Cathode 110 • Pouch cells (5 Charge/ repetitions) with two C/5 (Four initial C/20 capacity check cycles) Discharge Rate anodes and one double- Temperature 45°C sided cathode 2 Areal Loading 2.95 mAh/cm 100 • ~85% capacity retention Voltage Range 2.5 - 4.1V through first 400 cycles Liquids/Gels None at C/5 rate 90 80 Still testing 70 60 100 200 300 400 500 600 Cycles Source: Company data. 41 Capacity retention (%)

0.2+ Ah Pouch cell data (cont’d) Key Highlights Production line built cells – Process iteration 2 Early roll-to-roll pilot Process Iteration 2 production process 120 Cell 265 mAh Pouch cell iterations improving cell Separator Thickness 30 micron performance Anode 50% silicon • Pouch cells (5 NMC Cathode 110 repetitions) with two Charge/ anodes and one double- C/5 (Four initial C/20 capacity check cycles) Discharge Rate sided cathode Temperature 45°C • ~95% capacity retention 2 Areal Loading 2.90 mAh/cm 100 through first 110 cycles Voltage Range 2.5 - 4.1V Liquids/Gels None 90 80 Still testing 70 60 100 200 300 400 500 600 Cycles Source: Company data. 42 Capacity retention (%)

High-Content Silicon EV Cell Data Recap

Performance data demonstrates ability to meet key automotive requirements

1	2	3	4	5
Cells can pack more energy than commercial lithium-ion	**Cells can surpass commercial cycle life targets at room temperature**	**High-content silicon EV cells charge quickly**	**Cells can perform in broad temperature range, including below freezing**	**Cells produced entirely on roll-to-roll pilot production line show promising early performance**
• ~350 Wh/kg stack level specific energy • Made possible by a thin, 25 micron separator	• 82% capacity retention through 1,000+ cycles at C/5 rate	• 2C charge every 5th cycle	• Stable charge and discharge demonstrated down to -10°C • 70% of 30°C capacity retained with charge and discharge at 0°C	• ~85% capacity retention through first 400 cycles at C/5 rate

Improving performance while working to match characteristics in multi-Ah, roll-to-roll pilot production line-produced cells

Source: Company data. 1. Does not include pouch / tabs.

Solid Power

43

Silicon EV Cell Development Roadmap

Improvements in cell-level energy achieved through well-defined cell design optimization plan



Anode Current Collector
Anode
High-Content Silicon
Solid Electrolyte
Cathode
NMC811
Cathode Current Collector

Prototype	A-Sample Target	B-Sample Target
320 Wh / kg, 740 Wh / L[1]	340 Wh / kg, 770 Wh / L	390 Wh / kg, 930 Wh / L
Pouch Energy Density	Pouch Energy Density	Pouch Energy Density
2C	3C	3C+
Room temperature max charge rate[2]	Room temperature max charge rate[2]	Room temperature max charge rate[2]
Today	2022 / 2023	2023 / 2024

Key Design Optimizations
(Prototype to 100 Ah)

- Increase footprint and number of layers
- Decrease stack pressure requirement
- Match small pouch cell performance on higher throughput 100 Ah cell pilot line
- Minimize resistance within layers

Key Design Optimizations
(100 Ah to Optimized)

- Increase mAh / cm²
- Decrease separator thickness
- Increase cathode specific capacity

Note: All energy densities based on volumes of fully-charged cells. 1. Projected to 100 Ah cell based on cell stack-level values 340 Wh / kg and 900 Wh / L. 2. 10 → 90% SOC. See here for additional information.

Solid Power
44

Lithium Metal EV Cell Development Roadmap

Improvements in cell-level energy achieved through well-defined cell design optimization plan



Anode Current Collector
Anode
Ultra-Thin Lithium Metal
Solid Electrolyte
Cathode
NMC811
Cathode Current Collector

Prototype	A-Sample Target	B-Sample Target[1]
320 Wh / kg, 550 Wh / L Pouch Energy Density	360 Wh / kg, 760 Wh / L Pouch Energy Density	440 Wh / kg, 930 Wh / L Pouch Energy Density
C/10 Room temperature max charge rate[1]	1C Room temperature max charge rate[1]	2C+ Room temperature max charge rate[1]
Today	2024 / 2025	2025 / 2026

Key Design Optimizations
(Prototype to 100 Ah)

- Increase footprint and number of layers
- Minimize resistance within layers
- Improve charge rate capability at low temperatures
- Decrease separator thickness
- Decrease stack pressure requirement
- Increase cathode specific capacity

Key Design Optimizations
(100 Ah to Optimized)

- Increase mAh / cm^2
- Decrease separator thickness
- Increase cathode specific capacity

Note: All energy densities based on volumes of fully-charged cells. 1. 10 → 90% SOC. See here for additional information.

Solid Power
45

Meet Solid Power’s R&D Team Key Players Developing Solid Power’s Technology Click Anywhere to Play | 46Meet Solid Power’s R&D Team Key Players Developing Solid Power’s Technology Click Anywhere to Play | 46

The Future of Cathode Technology Enabled by All-Solid-State

Low-cost, high-energy cathodes of tomorrow are unique to all-solid technology



- Current NMC cathode active materials account for ~58% of the total cell bill of materials due to cost of nickel and cobalt
- Future pyrite cathode technology in development aimed at removing nickel and cobalt completely
- Materials for the next generation cathode expected to cost $3/kWh, approximately **90% lower** than cathodes typically used in long-range vehicle battery packs[1]
- To receive up to $12.5 million to develop via IARPA

All-Solid-State platform drives opportunities to lower cost by utilizing materials unsuitable in liquid-based systems

Source: Company estimates. 1. Source: Bloomberg NEF.

Solid Power
47

? … Q&A 48? … Q&A 48

Path to Market Derek Johnson, COO at Solid Power 49Path to Market Derek Johnson, COO at Solid Power 49

Uniquely Positioned for Rapid Development and Scaleup

Solid Power is focused across the core value chain

Key Sulfide-Based All-Solid-State Developers

Key Development Areas	Solid Power	Toyota	Hyundai	Samsung	LG Energy Solution	idemitsu	Mitsui Kinzoku
Electrolyte Precursor Production	✓					✓	
Electrolyte Development	✓	✓	✓		✓	✓	✓
Electrolyte Production	✓					✓	✓
Cell Development	✓	✓	✓	✓	✓		
Prototype Cell Production	✓		✓	✓			

Constant technology development feedback loop allows for more rapid and intelligent iteration

Solid Power 50

Nearly Identical Production Process to Lithium-Ion

Solid Power is positioned to bring superior cells to market at scale through compatibility with lithium-ion processes


Electrode manufacturing
Slurry Mix
Slot Die Coating
Drying
Electrode Slitting
Calendaring / Lamination
Lithium-ion process steps removed in solid-state production
Assembly
Stamping
Stacking
Consolidation Weld
Packaging
Filling
Conditioning
Pre-Formation
Aging
Degassing
Formation
Final Storage
Characterization and QC

Solid Power utilizes industry standard lithium-ion production processes and equipment

- Substantially de-risks commercialization
- Allows for rapid technology transfer to commercialization partners
- Existing production lines can be transitioned as market demand grows (est. at 10% of cost of new plant)
- Minimal historical and future capex requirements to prove commercialization

Existing lithium-ion production infrastructure accommodates sulfide-based solid electrolytes

De-risks commercialization and allows for rapid tech transfer to future commercialization partners

Source: Adapted from Bloomberg NEF.

Solid Power
51

Solid Power Manufacturing Process Savings

Eliminating formation cycling is crucial to the ASSB process



Conditioning
Pre-formation
Aging
Degassing
Formation
Final storage
Removal of 80% of Conditioning steps
Conditioning
Final storage
=

Eliminates ~29% of capex in a typical GWh-scale Li-Ion production plant

Conditioning Eliminated

~29% savings from conditioning
+
~5% savings from filling
=
~34% of capex savings



10%
1%
11%
5%
18%
2%
1%
2%
2%
2%
17%
5%
29%
Capex for GwH facility
Filling Eliminated
Receiving and shipping
Materials preparation
Electrode coating
Calendering
Materials handling
Electrode slitting
Vacuum drying
Control laboratory
Cell assembly in dry room
Formation cycling and testing
Module and pack assembly
Rejected cell and scrap

"The largest contributor to processing cost during battery production is the electrolyte interphase formation step...

This process may take up to three weeks, requiring a tremendous number of cycles, floor space and intense energy for the cyclers and environmental chambers."

Oak Ridge
BatPac – Argonne National Lab

Source: Argonne National Lab and Solid Power.

Solid Power 52

Solid Power’s Manufacturing Process All-Solid-State Battery Production Click Anywhere to Play | 53

Defined Path to Lithium-Ion Cost Parity at Cell Level Solid Power’s All-Solid-State batteries cells - costs vs. time 100% 90% § 6.5 MWh / yr A prototype pilot line 80% § Greatest cost improvements are expected to come via supply chain § Auto A and B Sample 70% phases development, purchasing scale, and targeted vertical integration 60% - Solid Power’s high-content Silicon and Lithium Metal EV Cells § 100 MWh / yr 50% B C pre-production line are expected to be comparable in cost to lithium ion at the cell 40% B§ Auto C and D Sample level phases 30% A - Cells will share common cathode active material (NMC) and 20% manufacturing processes C§ 10 GWh / yr line 10% § Vehicle start of 0%§ With economies of scale, Solid Power’s BOM is expected to production 2021 2023 2025 2027 decrease and be dominated by cost of cathode active material Materials Labor costs Depreciation Electricity Land Transportation (similar to lithium-ion) - Cathode active material ~58% of total BOM Projected 2028 Cell Cost § As Solid Power transitions to next generation cathode active $85 / kWh materials, its $ / kW advantage over lithium-ion batteries has the potential to be a further step function improvement Pack prices expected to add a $50 further $25-$30 / kWh in 2028 - Current cathode active material: Overhead and remaining BOM ~$35 / kWh (80% Ni intercalation-type) Solid Power technology - Next Gen cathode active material: expected to lower pack costs $35 ~$3 / kWh (conversion–type) Cathode Active Materials (1) Source: Bloomberg NEF and company estimates. 1. Solid Power’s initial commercialization design targets for Lithium Metal EV Cell. 54 Cell cost breakdown (%)Defined Path to Lithium-Ion Cost Parity at Cell Level Solid Power’s All-Solid-State batteries cells - costs vs. time 100% 90% § 6.5 MWh / yr A prototype pilot line 80% § Greatest cost improvements are expected to come via supply chain § Auto A and B Sample 70% phases development, purchasing scale, and targeted vertical integration 60% - Solid Power’s high-content Silicon and Lithium Metal EV Cells § 100 MWh / yr 50% B C pre-production line are expected to be comparable in cost to lithium ion at the cell 40% B§ Auto C and D Sample level phases 30% A - Cells will share common cathode active material (NMC) and 20% manufacturing processes C§ 10 GWh / yr line 10% § Vehicle start of 0%§ With economies of scale, Solid Power’s BOM is expected to production 2021 2023 2025 2027 decrease and be dominated by cost of cathode active material Materials Labor costs Depreciation Electricity Land Transportation (similar to lithium-ion) - Cathode active material ~58% of total BOM Projected 2028 Cell Cost § As Solid Power transitions to next generation cathode active $85 / kWh materials, its $ / kW advantage over lithium-ion batteries has the potential to be a further step function improvement Pack prices expected to add a $50 further $25-$30 / kWh in 2028 - Current cathode active material: Overhead and remaining BOM ~$35 / kWh (80% Ni intercalation-type) Solid Power technology - Next Gen cathode active material: expected to lower pack costs $35 ~$3 / kWh (conversion–type) Cathode Active Materials (1) Source: Bloomberg NEF and company estimates. 1. Solid Power’s initial commercialization design targets for Lithium Metal EV Cell. 54 Cell cost breakdown (%)

Solid Power Battery Ecosystem

Partnering Across the Supply Chain

1

Material Suppliers and Producers

Sourcing and Production of Cell Component Materials

\+

Future Li_2S Production Partners

2

Cell Producers

Future Cell Production Partners

3

Auto OEMs

Joint Development Agreements

\+

Cooperative R&D

Innovating Where it Matters

Solid Power



Solid Power Electrolyte
Catholyte/ Anolyte
Cell Design/ Processing
Next Gen Active Cathode Material
Ecosystem Partners
Anode
Cathode Active Material
Cathode Binder

Leveraging Our Core Competencies

- Solid Power Electrolyte
- Electrode Design
- Cell Design
- Lithium Foil Lamination
- Production Equipment Design
- Slurry Composition
- Lithium Electrolyte Interface

Solid Power 55

Meet Solid Power’s Alex Gold, VP of Operations Learn About Solid Power’s Partners and Supply Chain Click Anywhere to Play 56Meet Solid Power’s Alex Gold, VP of Operations Learn About Solid Power’s Partners and Supply Chain Click Anywhere to Play 56

A-D Sample Definitions

Category	Description	Use	Solid Power Cell Format
Pre-A Sample	Proof of concept	Proof of concepts or functions to ensure basic requirements as a product or process	0.2 Ah, 2 Ah and 20 Ah prototypes
A-Sample	Cell Concept Validation (CV) based on customer requirements	Probe multiple designs and material combinations to test performance against customer requirements	Full Scale 100 Ah
B-Sample	Cell Design Validation (DV)	Cell materials and design are frozen and the sample performance meets customer specifications	Full Scale 100 Ah (Module and pack testing and validation begins)
C-Sample	Cell Process Validation (PV)	Final design (B-Sample) manufactured on production tooling and cell meets customer specifications	Full Scale 100 Ah (pack testing continues and vehicle integration for prototypes)
D-Sample	Production Validation (PV+)	Full cell production at rate with needed quality and process certifications	Full Scale 100 Ah (vehicle level testing)
Product	Sales product	Supply customer at requested volumes	Full Scale 100 Ah (full production)

Note: Solid Power follows a stage gate product development approach guided by APQP (Advanced Product Quality Planning).

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Pathway to Vehicle Start-of-Production (“SOP”)

Sulfide-based solid electrolyte, Silicon EV Cell and Lithium Metal EV Cell development timelines


Commercialization Partner
Pre A-Sample
A-Sample
B-Sample
C-Sample
D-Sample
Product
2020
2021
2022
2023
2024
2025
2026
2027
Sulfide-Based Solid Electrolyte
Refine Product
Mass Production
Silicon EV Cell
Cell: 2 Ah-20 Ah (proof of concept)
Cell: 100 Ah (concept validation)
Design Validation
Execute Production Validation Build
Commercialization Partner
Vehicle SOP
Lithium Metal EV Cell
Cell: 2 Ah-20 Ah (proof of concept)
Cell: 100 Ah (concept validation)
Design Validation
Execute Production Validation Build
Commercialization Partner
Vehicle SOP

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Expanding Footprint is an Inflection Point Towards Commercialization Second production facility announced in September 2021 Thornton, CO facility quadruples total manufacturing footprint Greatly expands Solid Power’s capacity to produce sulfide-based solid electrolyte material for 100 Ah cells in preparation for formal automotive qualification testing in 2022 25x throughput increase to current capacity with 30 metric tons targeted annually Electrolyte production to directly feed company’s forthcoming all-solid-state EV cell pilot manufacturing line Source: Company press release. 59Expanding Footprint is an Inflection Point Towards Commercialization Second production facility announced in September 2021 Thornton, CO facility quadruples total manufacturing footprint Greatly expands Solid Power’s capacity to produce sulfide-based solid electrolyte material for 100 Ah cells in preparation for formal automotive qualification testing in 2022 25x throughput increase to current capacity with 30 metric tons targeted annually Electrolyte production to directly feed company’s forthcoming all-solid-state EV cell pilot manufacturing line Source: Company press release. 59

Solid Power’s Manufacturing Team Learn About Solid Power’s Production Scale-Up Click Anywhere to Play 60Solid Power’s Manufacturing Team Learn About Solid Power’s Production Scale-Up Click Anywhere to Play 60

Path to Market – Upcoming Milestones 1 2 20 Ah Silicon EV Cells produced via MWh production ü 2 Ah Silicon EV Cells produced via MWh production line 2021 line 3 4 5 6 2 Ah Silicon EV 20 Ah Silicon EV 100 Ah EV cell Electrolyte Cells delivered Cells delivered pilot manufacturing produced at to auto partners to auto partners line installed 2,500 kg/month 2022 8 9 10 7 Formal entrance Increase 100 Ah 100 Ah Silicon EV 100 Ah EV cell into automotive Silicon EV Cell Cells delivered to pilot manufacturing qualification with 100 Ah production to 300 automotive partners line operational Silicon EV Cell cells/week 11 12 100 Ah Silicon EV Cell concept 100 Ah Silicon EV Cell validation completed 2023 design validation begins by automotive partners 61 61

? … Q&A 62? … Q&A 62

Financials and Valuation Doug Campbell and Robert Tichio 63Financials and Valuation Doug Campbell and Robert Tichio 63

Pro Forma Equity Ownership

US$ in millions, unless otherwise stated

Sources and Uses

SOURCES	
DCRC Cash In Trust[1]	$350
PIPE Proceeds	165
Rollover Equity	1,240
Existing Cash and Equivalents[2]	120
Total	**$1,875**

USES	
Rollover Equity	$1,240
Cash to Balance Sheet[1]	595
Deal Expenses	40
Total	**$1,875**

Commentary[1]

- $350 million DCRC cash in trust + $165 million PIPE
- $1.2 billion pro-forma enterprise value
  - Implied 0.7x 2028E Revenue and 2.6x 2028E EBITDA
- Strong balance sheet with an estimated $595 million cash upon closing of the transaction[1]
  - Fully-funded business through vehicle SOP (2026E)[5]

Capitalization

SHARE PRICE	$10.00
Pro Forma Shares Outstanding[4]	184.3
Equity Value	$1,843
Less: Pro Forma Net Cash	(593)
Enterprise Value	**$1,250**

Pro Forma Ownership[3,4]



Existing Solid Power Shareholders
67%
DCRC Public Stockholders
19%
Founder Shares
5%
PIPE Investors
9%

1. Assumes no redemption by DCRC's public stockholders. 2. As June 30, 2021. 3. As of September 30, 2021. Comprised of 124.0 million shares owned by Solid Power Historical Rollover Stockholders (including converted Series A-1 Preferred and Series B Preferred shares), 16.5 million PIPE shares, 35.0 million DCRC shares outstanding and 8.8 million Founder Shares. DCRC shares outstanding subject to exercise of redemption rights in connection with DCRC shareholder vote. 4. Excludes public and private warrants of DCRC and unvested options of Solid Power. 5. Assumes no redemption by DCRC's public stockholders. Based on current financial projections.

Solid Power 64

Summary Projected Financials

US$ in millions, unless otherwise stated

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E
VOLUMES								
3RD PARTY MANUFACTURING (GWH)				0.1	0.4	6	50	80
ELECTROLYTE MATERIAL (TONNES)				50	200	3,000	25,000	40,000
INCOME STATEMENT								
CELL REVENUE	$0	$1	$2	$0	$1	$20	$170	$272
ELECTROLYTE REVENUE	0	1	1	8	30	105	875	1,400
OTHER REVENUE	2	1	1	2	2	7	2	2
TOTAL REVENUE	**$2**	**$3**	**$4**	**$10**	**$33**	**$132**	**$1,047**	**$1,674**
% GROWTH		54%	46%	127%	239%	297%	691%	60%
TOTAL GROSS PROFIT	($0)	($1)	($0)	$7	$27	$48	$373	$596
GROSS MARGIN %	NM	NM	NM	76%	81%	36%	36%	36%
EBITDA[1]	**($21)**	**($39)**	**($40)**	**($32)**	**($6)**	**$14**	**$302**	**$480**
EBITDA MARGIN %	NM	NM	NM	NM	NM	10%	29%	29%
CAPEX	($19)	($36)	($35)	($40)	($100)	($70)	($70)	($50)
FREE CASH FLOW[2]	**($37)**	**($73)**	**($72)**	**($69)**	**($102)**	**($56)**	**$209**	**$317**

~800k vehicles annually (assumes 100kWh pack)

- ~10% market share of BMW and Ford's 7.8mm vehicle sales
- <1% aggregate share of 2023 90+mm vehicle TAM[3]

Commentary

- Fully-funded business plan through vehicle SOP (2026E)[4]
- Solid Power to manufacture electrolyte materials and license cell designs and manufacturing IP to Tier-1 cell manufacturers for actual cell production
- Production volumes based upon preliminary feedback from partners
- High margins and relatively modest near-term negative free cash flow profile reflect Solid Power's unique technology and capital-light model

1. Operating income (loss) plus depreciation. 2. EBITDA less increase in net working capital, capital expenditures, and income taxes. 3. International Organization of Motor Vehicle Manufacturers. Based on 2019 global vehicle prediction, includes cars and commercial vehicles. 4. Assumes no redemption by DCRC's public stockholders. Based on current financial projections.

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Compelling Investment Story Foundational Strength Industry-Leading Innovation Significant First-Mover Advantage Superior Performance Only All-Solid-State Investment Opportunity Addresses Key Challenges Presented by Traditional Lithium-Ion Batteries Long-Standing OEM Partnerships Meaningful Safety Improvements Ford, BMW Partnerships Validate Development Compared to Legacy and Emerging Designs 1 Fully-Funded Business Plan Significant Cost Advantages Through Vehicle SOP (2026E) Simplified Manufacturing Process Pack-Level Savings Strong Visibility Technological Advantages Clear Path to Revenue, Profitability Near and Long-Term IP Moats and Positive Cash Flow The only pure play all-solid-state battery public investment opportunity 1. Assumes no redemption by DCRC’s public stockholders. Based on current financial projections. 66 66Compelling Investment Story Foundational Strength Industry-Leading Innovation Significant First-Mover Advantage Superior Performance Only All-Solid-State Investment Opportunity Addresses Key Challenges Presented by Traditional Lithium-Ion Batteries Long-Standing OEM Partnerships Meaningful Safety Improvements Ford, BMW Partnerships Validate Development Compared to Legacy and Emerging Designs 1 Fully-Funded Business Plan Significant Cost Advantages Through Vehicle SOP (2026E) Simplified Manufacturing Process Pack-Level Savings Strong Visibility Technological Advantages Clear Path to Revenue, Profitability Near and Long-Term IP Moats and Positive Cash Flow The only pure play all-solid-state battery public investment opportunity 1. Assumes no redemption by DCRC’s public stockholders. Based on current financial projections. 66 66

? … Q&A | 67? … Q&A | 67

Thank You 68